Exhibit 99.1

   Nasdaq Capital Market: GTIMInvestor PresentationJune 2018

 Forward-Looking Statements andNon-GAAP Financial Information  2  Forward-Looking StatementsThis presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation may be forward-looking statements. The words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intend,” “targets,” “projects,” “contemplates,” “believes,” “estimates”, “predicts,” “potential” or “continue” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from expectation are disclosed under the section “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”).All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or qualified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Any forward-looking statements made in this presentation is current only as of the date on which it is made. The Company does not undertake any obligation to publicly update any previously-made forward-looking statement, irrespective of any new information, changes in facts, circumstances, or developments, or otherwise, except as required by law.Non-GAAP Financial InformationThe non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, Restaurant Operating Profit and Cash on Cash Return on Investment) are not GAAP measures of financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Additionally, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow for management’s discretionary use, as they do not reflect tax payments, debt service requirements, capital expenditures, new restaurant openings and certain other cash costs that may recur in the future, including among other things, cash requirements for working capital needs and cash costs to replace assets being depreciated and amortized. Management compensates for these limitations by relying on our GAAP results in addition to using EBITDA and Adjusted EBITDA in a supplemental manner. EBITDA, Adjusted EBITDA, Restaurant Operating Profit and Cash on Cash Return on Investment are included in this presentation because they are key metrics used by management and our board of directors to assess our financial performance. EBITDA and Adjusted EBITDA are frequently used by analysts, investors and other interested parties to evaluate companies in our industry. Our measures of EBITDA, Adjusted EBITDA, Restaurant Operating Profit and Cash on Cash Return on Investment are not necessarily comparable to similarly titled captions of other companies due to different methods of calculation.

good times restaurants inc.

Company and Concept Overview

1. Two Differentiated and Complementary Concepts
2. Excellent Cash-on-Cash Return Model for Bad Daddy's Expansion
3. Momentum Driven by Successful Execution Across Multiple Geographies
4. Stable Cash Flow from Good Times That Can Be Reinvested in Bad Daddy's Growth
5. Experienced Leadership Team
6. Sophisticated Systems and Proven Operations Support Accelerated Growth

Bad Daddy's Burger Bar

- Founded in 2008
- Acquired by Good Times in 2015 as growth platform
- Full-service, upscale, chef-inspired restaurant concept
- Founded by an award-winning entrepreneur founder of numerous successful concepts
- Operates, licenses and franchises 29 restaurants in Colorado (12),North Carolina (12), Georgia (2), Oklahoma (1), South Carolina (1), and Tennessee (1)

Good Times — All Natural Burgers, Frozen Custard

- Founded in 1987
- Only QSR with steroid-free, hormone-free, vegetarian-fed, humanely-raised beef and chicken
- "Fresh, Handcrafted, All-Natural" position
- Operates and franchises 36 restaurants located primarily in the front-range communities of Colorado
- Successful refresh and update of brand started in 2013 coupled with remodels that are yielding strong financial results

3

good times restaurants inc.

How We Win

		Bad Daddy's Burger Bar	Good Times All Natural Burgers Frozen Custard
Business	*Differentiated Service*	• ***"Radical Hospitality"*** • A commitment to high-touch service • Efficient but personalized	• Dedicated to offering incredible food and unparalleled service in QSR environment
Business	*High-quality, Segment-Leading Food Quality*	• ***"Artfully Created Food"*** • Chef-driven recipes, yet fast prep speeds • High quality, fresh ingredients • Regional / seasonal ingredients and menu offerings	• The QSR industry's only all-natural, handcrafted brand positioning • Antibiotic- and hormone-free protein platform • Where possible uses regional / seasonal ingredients
Business	*Brands with Personality and Attitude*	• ***A "Bad Ass Bar"*** • Local craft beers in bar menu at every location • Edgy, retro attitude in a suburb-friendly space • Personality permeates brand – in the décor, menu names, service style	• Quirky irreverent advertising • Emphasizes the quality and natural brand positioning
Financial	*Great Momentum*	• Multi-geography concept successful in diverse regions • High customer receptivity, six restaurants opened in FY2017 and nine restaurants projected FY2018	• History of continued SSS growth • Driving sales without reliance on discounting • Brand well positioned for franchising and opportunistic expansion
Financial	*Industry Leading Unit Economics*	• Combination of higher average check, smaller box, and low cost to build leads to strong unit economics • Industry leading cash-on-cash returns	• Flexible real estate model that can work in a variety of sites • High cash-on-cash returns

4

 Superior Positioning and Quality  5  Bringing cool to the suburbs  Fast casual quality, QSR speed of service      QSR  Fast Casual  Casual Dining  Polished Casual  High Average Check  Low Average Check

Good Times Burgers and Frozen Custard

good times restaurants inc.



ALL NATURAL
SPICY CHICKEN IS BACK.
And it's packing heat.
NEW
OPERATION: BETTER BURGER
NOW EVEN CHEESIER, HOTTER, JUICIER & CHEESIER.
(YEAH, WE SAID CHEESIER TWICE.)
DRUG FREE BEEF.
HOLIDAY SHAKES
ARE BACK
be naughty
AND
TRY THEM ALL
WHEN YOUR HUNGER IS LARGE AND IN CHARGE.
Triple Burger

Company-owned Restaurant Sales and Store Level EBITDA(1)



($ in Millions)
Restaurant Sales
Store Level EBITDA
$28.5
$28.9
$30.7
$31.7
$3.9
$3.8
$3.6
$3.4
FY15A
FY16A
FY17A
FY18P
*

- Good Times Burgers and Frozen Custard ("GTBFC") is the only QSR concept with steroid-free, hormone-free, vegetarian-fed, humanely-raised chicken and beef
- "Fresh, Handcrafted, All-Natural" position
- 26 Company-owned stores, 10 franchise stores
- $1.2MM average annual unit volume
- Consistently generates $3MM+ of restaurant-level cash flow that we can redeploy into new Bad Daddy's development

CONSISTENT, STRONG SAME-STORE SALES GENERATION



6.1%
0.7%
3.4%
7.3%
3.4%
1.3%
5.1%
7.0%
15.2%
18.2%
17.4%
17.6%
12.5%
11.9%
8.0%
8.2%
4.8%
6.6%
4.8%
0.5%
(2.0%)
(1.2%)
(0.5%)
0.1%
3.7%
3.9%
5.9%
7.1%
3.2%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18*

(1) For reconciliation of Store Level EBITDA to comparable GAAP measure, see slide 17.
* FY18P Sales and EBITDA, and SSS for 3Q18 represents the midpoint of the Company's guidance, per the most recent earnings release filed May 10, 2018.

7

Marketing Approach and Strategy

good times restaurants inc.

- Brand Voice & Personality:
  - The Jester: never look or feel like the big guys
  - A principled brand: we do the right thing because "that's the kind of company we are"
  - Go to lengths the other guys don't & won't
- Key Messages:
  - 100% all-natural beef & chicken: no hormones, no steroids, no antibiotics, vegetarian-fed, humanely-raised
  - Fresh, handcrafted and regional ingredients
  - Quick, but not the fastest – made to order and cooked to order
  - Cravability vs. simply new
  - Where food comes from matters
- Core Target:
  - 18 – 49 years old with an emphasis on 18 – 34 range
  - Customers skew more female than traditional QSR
  - Index most closely with Chick-fil-A customer
  - Middle to upper income


exported by
NEW MEXICO
imported by
GOODTIMES
- fire roasted -
HATCH VALLEY GREEN CHILE


BURGER OF THE MONTH
PERFECTLY TOASTED.
(Like so many in Colorado.)
GOOD TIMES PATTY MELT

WHY DO WE DO THE THINGS WE DO?

BECAUSE THAT'S THE KIND OF COMPANY WE ARE.

8

     10  THIS PAGE INTENTIONALLY BLANK

Bad Daddy's Burger Bar – Future Growth Platform

good times restaurants inc.






- Bad Daddy's Burger Bar ("BDBB") is a 29-unit full service concept with a high-energy, chef-driven, burger- and bar-focused positioning founded in Charlotte, NC in 2008
- Fully-committed to full service model; strong volume in a comparatively small box enables us to generate high energy, high sales per square foot, and spend a little more on elevated service
- 27 Company-owned stores, 1 franchise store, 1 licensed store as of June 10, 2018
- ~$17 per person average check (including alcohol)
- 59% Dinner / 41% Lunch, 84% Food / 16% Alcohol
- Implied guidance of ~10MM restaurant-level cash flow represents an ~60% CAGR between 2015 and 2018, and expect continued growth rate at ~30% - 40% for each of the following two years.

System-wide Units



Company
Franchised / Licensed
FY 15 – FY18P CAGR: 36.4%
2
10
3
16
3
22
2
31
2
FY14A
FY15A
FY16A
FY17A
FY18P

Company-owned Restaurant Sales and Store Level EBITDA (1)



($ in Millions)
Restaurant Sales
Store Level EBITDA
$15.0
$2.4
$34.9
$5.6
$47.7
$7.1
$67.0
$10.1
FY15A
FY16A
FY17A
FY18P

(1) For reconciliation of Store Level EBITDA to comparable GAAP measure, see slide 17.
*FY2018P represents the midpoint of the Company's guidance, per the most recent earnings release filed May 10, 2018.

11

Chef-driven menu with big portions and in-your-face flavors

good times restaurants inc.

- Simple, high-quality ingredients executed at a high level
  - House-made sauces and dressings
  - "Create Your Own" burgers and salads
  - Monthly chef specials
  - Featured proteins include beef, chicken, turkey, buffalo and tuna
- Bar sales averaging ~16.2% of mix for LTM (ranged from 11 – 25%)
  - 17 – 20 local micro-brews on tap
  - Fresh-squeezed cocktails, "Bad Ass Margarita"

Starters / Sides





Non-Burgers / Salads



Burgers



Drinks / Desserts



12

Marketing Approach and Strategy

good times restaurants inc.

Marketing Approach and Strategy

- Brand Voice & Personality:
  - "We brought cool to the suburbs"
  - Irreverent but not offensive, non-chain, Classic Rock
  - Bad ass, fun, informal, high-energy
  - Culture of "yes"
  - It's all about the food: culinary-driven concept
- Key Messages:
  - Scratch-made, artisan ingredients, unique flavor profiles and near limitless customization drive a "Create Your Own" attitude
  - Bad Ass Margaritas (#Limit2), award winning local craft beers
  - Best-in-town, local
- Core Target:
  - Affectionately the "upscale redneck" & the "naughty white collar"
  - Household income of $60k – $75k
  - White & grey collar
  - Families with 5 – 18 year old kids


Bad Daddy's
BURGER BAR
PICTURE YOUR CLASSIC PHILLY CHEESESTEAK
then picture it as a bad a**
DILWORTH • BALLANTYNE • BIRKDALE VILLAGE • MOORESVILLE • CONCORD
WWW.BADDADDYSBURGERBAR.COM


if you don't love me at my
then you don't deserve me at my




Bad Daddy's
BURGER BAR
PEOPLE HAVE CALLED OUR SALADS TOTALLY INSANE
we'll take that as a compliment.
All New Thai Chicken Salad Coming to your local Bad Daddy's on May 7th!
FRESH-SQUEEZED cocktails
HANDCRAFTED burgers
LOCAL CRAFT beer
DILWORTH • BALLANTYNE • BIRKDALE VILLAGE • MOORESVILLE • CONCORD
WWW.BADDADDYSBURGERBAR.COM

13

good times restaurants inc.

Core Growth Philosophy

Drive Successful Growth with Strongly Aligned Tactics And Strategy

1. **Focus On Inner- And Outer-ring Suburbs**
   - Bad Daddy's Burger Bar "brings cool to the suburbs"
   - High-traffic suburban areas with lunch and dinner traffic
   - Metropolitan areas of Tier II cities

2. **Take Location Cues From Other Successful Full Service Concepts**
   - Look for smaller box endcap spaces with a patio
   - Don't reinvent the wheel – if others are successful in an area, there's a reason

3. **Take Share Through Superior Quality and Service**
   - Take an ever-larger share of wallet through displacement of competing concepts
   - Take share from full service concepts

4. **Drive Traffic Through Social Media and Local Engagement**
   - Generate a fan following through social media engagement
   - Local and specific events drive more customer engagement
   - People want to identify with the brand

14

Economics Proven in 6 States with Runway for Future Growth

good times restaurants inc.

Existing and Near-Term Target DMAs

Metropolitan Area	State	2016 Population (est millions)	Pop Growth 2010 - 2016	Committed Units*	Potential Total Units
Front Range Colorado	Colorado	5.0	12.2%	12	13
Charlotte/Raleigh/NC	North Carolina	5.0	10.8%	15	18
Atlanta/Augusta/Macon	Georgia	8.0	9.2%	4	12
South Carolina	South Carolina	2.0	5.9%	4	7
Nashville/Chattanooga	Tennessee	2.3	3.3%	3	5
Birmingham/Hunstville	Alabama	1.4	2.0%	2	5
Houston, San Antonio	Texas	5.0	4.0%	0	8
Oklahoma City/Tulsa	Oklahoma	1.4	9.3%	1	3
		Total Restaurants		41	71

*Charlotte DMA includes licenced location at CLT airport; Data through June 4, 2018
*South Carolina includes franchised location in Greenville, SC
Source: U.S. Department of the Census

FY2017 New Units

6
(2 joint-venture)

FY2018 New Units

9 (est.)
(1 joint-venture)



Existing Markets
Markets under consideration
Future likely markets

Target Unit Economics

- Targeted cash-on-cash return of ~40%+
- $2.6MM targeted AUV with $1.0mm build cost net of landlord contribution
  - Last ten units generating AUV in excess of $2.7MM
- Bad Daddy's Burger Bar seeks in-line and end-cap locations ranging from 3,500 – 4,000 sf. with 140 seats plus patio; ideal is 3,700 – 3,800 sf.
- Targets $700 sales / sf.
- Typically open from 11AM – 10PM (slightly later on weekends)

Cash-on-Cash Return		Year 1 Estimate
Sales		$ 2,600,000
Store Level EBITDA (1)(2)	(a)	$ 420,000
Store Level EBITDA Margin		*16.2%*
Investment Cost	(b)	$ 1,000,000
Store Level Cash on Cash ROI	(a) / (b)	42.0%

(1) Store Level EBITDA is defined as restaurant level cash flow less advertising plus non-cash rent and D&A.
(2) Store Level EBITDA Margin for units in Federal tip minimum wage states.

15

 Financial Review

good times restaurants inc.

2018 Full-Year Guidance Summary

The following guidance was provided May 10, 2018

- ❑ Revenues: $99 to $101 million
- ❑ Q3/Q4 Comparable sales:
  - Good Times Segment +3.0% to +3.5%
  - Bad Daddy's Segment +0.5% to +1.0% (excluding remodel impact for "East" Bad Daddy's)
- ❑ FY 2019 New Units: 9 restaurants
- ❑ G&A Expenses: $7.7 - $7.9 million
- ❑ Adjusted EBITDA: $5.2 - $5.5 million
- ❑ Pre-opening expenses: $2.6 - $2.7 million
- ❑ Capex (net of TI allowance): $9.0 - $9.5 million (includes ~$1.2 million related to FY19 development)
- ❑ Year-end long-term debt: $10.0 - $10.5 mln

At the end of Q2 2018 we had nearly $7 million available on our senior debt facility with the expectation that we will be able to expand that facility as needed to facilitate FY2019 and FY2020 growth.

Given the strong performance of both concepts, including significant contribution by new Bad Daddy's restaurants, we expect to be able to continue our FY2018 unit growth through FY2020 without raising equity, which we expect to translate to an Adjusted EBITDA CAGR of ~40%.

17

Good Times Burgers and Frozen Custard Summary Financials  18  Systemwide Units  Total Net Revenue  Store Level EBITDA  ($ in Millions)  ($ in Millions)  (1) FY18P represents the midpoint of the Company’s guidance, per the most recent earnings release filed May 10, 2018.  (1)  (1)  (1)  ($ in Thousands)  Reconciliation of Store Level EBITDA to Segment Income from Operations  (1)

 Bad Daddy’s Burger Bar Summary Financials  19  Systemwide Units  Store Level EBITDA  ($ in Millions)  ($ in Millions)  Total Net Revenue  * FY18P represents the midpoint of the Company’s guidance, per the most recent earnings release filed May 10, 2018.  *  ($ in Thousands)  Reconciliation of Store Level EBITDA to Segment Income from Operations  *  *

 Good Times Restaurants Inc. Consolidated Summary Financials  20  Total Systemwide Restaurants  Total Net Revenue  Adjusted EBITDA  Reconciliation of Adjusted EBITDA to Reported Net Loss  ($ in Millions)  ($ in Millions)  FY13 – FY18P CAGR: 34.1%  (1)  (1)  (1) FY18P represents the midpoint of the Company’s guidance, per the most recent earnings release filed May 10, 2018.  ($ in Thousands)  (1)